EXHIBIT 10.4

LIMITED CONSENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Limited Consent and Amendment No. 3 to Credit Agreement, dated as of December 12, 2005 (this “Consent and Amendment”), is entered into by and among Vertis, Inc. (“Vertis”) and Vertis Digital Services Limited (“Digital Limited” and, together with Vertis, the “Borrowers” and each, individually, a “Borrower”), as Borrowers, the other Credit Parties signatory hereto, General Electric Capital Corporation, as a Lender and as Agent for Lenders (“Agent”), and the other Lenders.

RECITALS

A.    Borrowers, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement, dated as of December 22, 2004, including all annexes, exhibits and schedule thereto (as amended by that certain Limited Consent and Amendment No. 1 to Credit Agreement, dated as of October 3, 2005, that certain Amendment No. 2 to Credit Agreement, dated as of November 22, 2005, and as from time to time further amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

B.    Borrowers and the other Credit Parties have requested that Agent and Lenders consent to (i) the sale of all of the issued and outstanding shares of Stock of Fusion Premedia Group Limited and Pismo Limited pursuant to an Agreement to be entered into by and between Digital Limited, as seller, and Adplates Group Limited, as buyer (“Buyer”), substantially in the form of Exhibit A to this Consent and Amendment (the “Stock Purchase Agreement”), and (ii) certain related actions as further described in Section 2 herein.  Upon consummation of the transactions contemplated by the Stock Purchase Agreement, (i) Fusion Premedia Group Limited and each of its Subsidiaries listed on Schedule 1 attached hereto (each, a “Departing Entity”, and collectively, the “Departing Entities”) shall cease to be a Credit Party under the Credit Agreement and the other Loan Documents and (ii) Digital Limited shall cease to be a Borrower under the Credit Agreement but will remain a Credit Party under, and for all purposes of, the Credit Agreement and all of the other Loan Documents.

C.    This Consent and Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Consent and Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, the other Credit Parties, Agent and Lenders hereby agree as follows:

1.             Definitions.  Except to the extent otherwise specified herein, capitalized terms used in this Consent and Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

2.             Consents.

2.1.          Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, Agent and Lenders hereby consent to the sale of all of the issued and outstanding shares of Stock of Fusion Premedia Group Limited and Pismo Limited to Buyer pursuant to the Stock Purchase Agreement; provided, that, any changes to the Stock Purchase Agreement from the version thereof attached to this Consent and Amendment as Exhibit A shall be reasonably satisfactory to Agent.

2.2.          Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, Agent and Lenders hereby consent to the release of Agent’s Liens on all shares of Stock of each Departing Entity upon the closing of the transactions contemplated by the Stock Purchase Agreement to the extent such shares of Stock have been pledged to Agent pursuant to the Credit Agreement or any other Loan Document.

2.3.          Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, Agent and Lenders hereby consent to the release of Agent’s Liens on all properties and assets of each Departing Entity upon the closing of the transactions contemplated by the Stock Purchase Agreement to the extent such properties and assets have been pledged to Agent pursuant to the Credit Agreement or any other Loan Document.

2.4.          As a result of the actions described above in Subsections 2.1, 2.2 and 2.3, upon the closing of the transactions contemplated by the Stock Purchase Agreement, each Departing Entity shall cease to be a Credit Party under the Credit Agreement and the other Loan Documents.  Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, Agent and Lenders hereby consent to the such termination at, and only at, such time, of each Departing Entity’s status as a Credit Party under the Credit Agreement and the other Loan Documents.

2.5.          Upon closing of the sale of the Stock of the Departing Entities as contemplated by the Stock Purchase Agreement, Digital Limited shall cease to be a Borrower under the Credit Agreement but will remain a Credit Party under, and for all purposes of, the Credit Agreement and all of the other Loan Documents.  Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, Agent and Lenders hereby consent to Digital Limited ceasing to be a Borrower under the Credit Agreement upon, and only upon, closing of such sale; provided, that, Digital Limited shall remain a Credit Party under, and for all purposes of, the Credit Agreement and all of the other Loan Documents.  From and after the closing of the sale of the Stock of the Departing Entities as contemplated by the Stock Purchase Agreement, Digital Limited shall not (i) own the capital Stock of any Person, (ii) conduct any business, (iii) hold any material assets other than debts due from Vertis, Inc. and proceeds from the transactions contemplated by the Stock Purchase Agreement, or (iv) have any material liabilities other than certain intercompany receivables due to Vertis or Vertis Holdings, Inc. (“Holdings”) or pursuant to the Stock Purchase Agreement.

2.6.          In connection with the closing of the transactions contemplated by the Stock Purchase Agreement, Vertis and the other Credit Parties (other than the Departing Entities) intend to forgive and/or capitalize intercompany loans and obligations owing by the Departing

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Entities to Vertis and such other Credit Parties in an aggregate principal amount of up to £11,600,000 (the “Departing Entities Intercompany Debt Discharge”) and to assign to certain parties certain intercompany loans as set forth in Exhibit B hereto and set off original and assigned receivables against payables as set forth in Exhibit B hereto (the “Assigned Receivables Transactions”).  Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, Agent and Lenders hereby consent to: (i) the Departing Entities Intercompany Debt Discharge as a part of, and at the time of the closing of, the transactions contemplated by the Stock Purchase Agreement and, upon the closing of the transactions contemplated by the Stock Purchase Agreement, Agent and Lenders hereby consent to the release of any Liens which Agent may have on any intercompany receivables or notes issued by the Departing Entities to Vertis and the other Credit Parties (other than the Departing Entities) in respect of the Departing Entities Intercompany Debt Discharge; (ii) the Assigned Receivables Transactions and the release of any Liens which Agent may have on any intercompany receivables issued by Digital Limited in respect of the Assigned Receivables Transactions; and (iii) the release of any guaranties given by the Credit Parties (other than the Departing Entities) of obligations of the Departing Entities.

3.             Further Assurances.

3.1.          Each Credit Party shall, from time to time, execute and deliver such agreements, instruments, certificates, reports and other documents and take all such actions as Agent or Lenders at any time may reasonably request to evidence, further document, effectuate or otherwise implement the actions described above in Section 2, under the Credit Agreement and/or the other Loan Documents.

3.2.          At the time of the closing of the transactions contemplated by the Stock Purchase Agreement and from time to time thereafter, at Borrowers’ expense, Agent and Lenders shall execute and deliver such lien release instruments and documents and take such related actions as Vertis may reasonably request to evidence, further document, effectuate or otherwise implement the release of Agent’s Liens as described above in Section 2, under the Credit Agreement and the other Loan Documents.

4.             Representations and Warranties.  The Borrowers and Credit Parties, jointly and severally, hereby represent and warrant to Agent and Lenders that:

4.1.          Aside from (a) the agreements to provide indemnification/warranties and other clauses which are set forth in the Stock Purchase Agreement and the related tax deed, under which the maximum aggregate exposure is £2,000,000, (b) other claims, obligations, liabilities and exposures in an aggregate amount not to exceed £1,000,000, and (c) a guaranty by Holdings of the obligations of Vertis PRS Limited under the Agreement Relating to the Provision of Services for Magazines, dated as of July 10, 2003, by and among Fusion Premedia Group Limited, Holdings and Express Newspapers (the “Magazines Agreement”) and the Agreement Relating to the Provision of Auditing and Reprographic Services and Certain Display Advertising Services for Newspaper Titles, dated as of July 10, 2003, by and among Fusion Premedia Group Limited, Holdings and Express Newspapers (the “Newspaper Titles Agreement” and, together with the Magazine Agreement, the “Express Newspapers Agreements”), (i) there are no post-closing obligations and liabilities, including, without

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limitation, contingent obligations and liabilities, under the Stock Purchase Agreement of Vertis and the other Credit Parties (other than the Departing Entities) to the Buyer or any other Person, (ii) from and after the closing of the transactions contemplated by the Stock Purchase Agreement, Vertis and the other Credit Parties (other than the Departing Entities) shall not have any obligations, direct or indirect, contingent or otherwise, for the benefit of any of the Departing Entities and (iii) there is no existing guaranty, credit support, indemnity or other similar arrangement, by Vertis or Digital Limited or any other Credit Party, or by any of their direct or indirect Subsidiaries, aside from the Departing Entities, in favor of any Departing Entity, the Buyer or any employee, customer or creditor relating to any Departing Entity or the Buyer.

4.2.          The execution, delivery and performance by the Borrowers and each of the other Credit Parties of this Consent and Amendment have been duly authorized by all necessary corporate action, and this Consent and Amendment constitutes the legal, valid and binding obligation of the Borrowers and each of the other Credit Parties enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.

4.3.          The execution, delivery and performance of this Consent and Amendment and the consummation of the transactions contemplated hereby by Borrowers and each Credit Party does not, and will not, contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws or other constituent documents of any Borrower or any Credit Party, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document, including, without limitation, the February 2003 Senior Subordinated Debt Documents, the 2002 Senior Debt Documents, the 2003 Senior Secured Debt Documents or the Mezzanine Debt Documents, binding upon or otherwise affecting any Borrower or any Credit Party or any property of any Borrower or any Credit Party.

4.4.          No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Consent and Amendment or the consummation of the transactions contemplated hereby and by the Stock Purchase Agreement.  In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

5.             Covenants.  Aside from (a) the agreements to provide indemnification/warranties and other clauses which are set forth in the Stock Purchase Agreement and the related tax deed, under which the maximum aggregate exposure is £2,000,000, (b) other claims, obligations, liabilities and exposures in an aggregate amount not to exceed £1,000,000, and (c) a guaranty by Holdings of the obligations of Vertis PRS Limited under the Express Newspapers Agreements, each Borrower and each other Credit Party (other than the Departing Entities) executing this Consent and Amendment jointly and severally agrees as to all Credit Parties that from and after the date hereof, the Credit Parties shall not and shall not cause or permit their Subsidiaries directly or indirectly to create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any guaranty, credit support, indemnity or other similar

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arrangement, by Vertis or Digital Limited, or by any of their direct or indirect Subsidiaries (aside from the Departing Entities) in favor of any Departing Entity, the Buyer or any employee, customer or creditor relating to any Departing Entity or the Buyer.

6.             Conditions Precedent to Effectiveness.  The effectiveness of the consents set forth in Section 2 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

6.1.          Consent and Amendment.  This Consent and Amendment shall have been duly executed and delivered by the Borrowers, the Credit Parties, Agent and Lenders.

6.2.          No Default.  No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Consent and Amendment or the consummation of any of the transactions contemplated hereby or by the Stock Purchase Agreement.

6.3.          Opinion.  Agent and Lenders shall have received an opinion of counsel to Borrowers, Sullivan & Cromwell LLP, with respect to this Consent and Amendment, including, without limitation, as to this Consent and Amendment, the Stock Purchase Agreement and the transactions contemplated hereby and thereby not conflicting with any provision of the February 2003 Senior Subordinated Debt Documents, the 2002 Senior Debt Documents, the 2003 Senior Secured Debt Documents or the Mezzanine Debt Documents, all in form and substance acceptable to Agent.

6.4.          Miscellaneous.  Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.

7.             Reference to and Effect Upon the Credit Agreement and other Loan Documents.

7.1.          Full Force and Effect.  Except as specifically provided herein, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by all Credit Parties (including in its capacity as a Credit Party, Digital Limited), other than upon consummation of the transactions contemplated by the Stock Purchase Agreement, the Departing Entities.

7.2.          No Waiver.  The execution, delivery and effect of this Consent and Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically provided herein) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

7.3.          Certain Terms.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

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8.             Counterparts.  This Consent and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Consent and Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Consent and Amendment.

9.             Costs and Expenses.  As provided in the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Consent and Amendment (including, without limitation, attorneys’ fees).

10.           GOVERNING LAW.  THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

11.           Headings.  Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

VERTIS, INC.

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

VERTIS DIGITAL SERVICES LIMITED

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

GENERAL ELECTRIC CAPITAL
CORPORATION
as Agent, an L/C Issuer and Lender

By: Sandra Claghorn
Duly Authorized Signatory

BANK OF AMERICA, N.A.
as a Lender

By:	/S/	Richard Levenson
Name:		Richard Levenson
Title:		Senior Vice President

The following Persons are signatory to this Amendment in their capacity as Credit Parties and not as Borrowers:

VERTIS HOLDINGS, INC.

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

ENTERON GROUP LLC

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

WEBCRAFT, LLC

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

PRINTCO, INC.

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

VERTIS MAILING, LLC

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

WEBCRAFT CHEMICALS, LLC

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

VERTIS PRS LIMITED

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

THE ADMAGIC GROUP LIMITED

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

ADMAGIC LIMITED

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

FUSION PREMEDIA GROUP LTD

By:	/S/	Donald E. Roland
Name:		Donald E. Roland
Title:		Chairman and Chief Executive Officer

EXHIBIT A

to

CONSENT AND AMENDMENT

Stock Purchase Agreement

EXHIBIT B

to

CONSENT AND AMENDMENT

Assigned Receivables Transactions

SCHEDULE 1

to

CONSENT AND AMENDMENT

Departing Entities

Fusion Premedia Group Limited

Vertis PRS Limited

The Admagic Group Limited

Admagic Limited